January 31, 2005

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

Supplement to Statement of Additional Information Dated April 1, 2004

     The information contained in the fifth paragraph in the section of the Statement of Additional Information entitled “Management Arrangements” with respect to the fund’s named portfolio managers is hereby replaced in its entirety with the following:

The portfolio managers are Catherine Powers and Chris Pellegrino.